EX-99.23(d)(67)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of May 3, 2004,  between  JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS,  in order to reflect a change in  sub-adviser,  for the  following
Funds: JNL/Janus Aggressive Growth Fund, JNL/Janus Balanced Fund, JNL/Janus Capital Growth Fund, and JNL/Janus Global Equities Fund the names of certain Funds have been changed; and

     WHEREAS, the certain Funds of the Trust have been merged:

-------------------------------------------------- -----------------------------------------------
                 Acquiring Funds                                   Acquired Funds
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/AIM Large Cap Growth Fund                      JNL/AIM Premier Equity II Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/Eagle Core Equity Fund                         JNL/Janus Growth & Income Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Conservative Growth Fund I                 JNL/S&P Conservative Growth Fund II
                                                   JNL/S&P Conservative Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Moderate Growth Fund I                     JNL/S&P Moderate Growth Fund II
                                                   JNL/S&P Moderate Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Aggressive Growth Fund I                   JNL/S&P Aggressive Growth Fund II
                                                   JNL/S&P Aggressive Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Very Aggressive Growth Fund I              JNL/S&P Very Aggressive Growth Fund II
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Equity Growth Fund I                       JNL/S&P Equity Growth Fund II
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Equity Aggressive Growth Fund I            JNL/S&P Equity Aggressive Growth Fund II
-------------------------------------------------- -----------------------------------------------

         and;

     WHEREAS, the advisory fees for the Funds will be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 3, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 3, 2004, attached hereto.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                          JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:  /s/ Robert A. Fritts                  By: /s/ Mark D. Nerud
Name:    Robert A. Fritts                  Name:    Mark D. Nerud
Title:   President and Chief Executive     Title:   Chief Financial Officer
         Officer

                                   SCHEDULE A
                                DATED MAY 3, 2004

JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers Balanced Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Core Index 50 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 100 Fund

                                   SCHEDULE B
                                DATED MAY 3, 2004


                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                       .775%
                                                     $300 million to $500 million                              .75%
                                                     Over $500 million                                         .70%

JNL/Alliance Capital Growth Fund                     $0 to $250 million                                       .575%
                                                     Over $250 million                                         .50%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/JPMorgan International Value Fund                $0 to $50 million                                        .775%
                                                     $50 million to $200 million                               .75%
                                                     $200 million to $350 million                              .70%
                                                     Over $350 million                                         .65%

JNL/Lazard Mid Cap Value Fund                        $0 to $150 million                                       .775%
                                                     $150 million to $300 million                             .725%
                                                     Over $300 million                                         .70%

JNL/Lazard Small Cap Value Fund                      $0 to $50 million                                         .85%
                                                     $50 million to $150 million                               .80%
                                                     $150 million to $300 million                             .775%
                                                     Over $300 million                                        .725%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/PPM America Balanced Fund                        $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America High Yield Bond Fund                 $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America Money Market Fund                    $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/PPM America Value Fund                           $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/Putnam Equity Fund                               $0 to $150 million                                        .70%
                                                     $150 million to $300 million                              .65%
                                                     Over $300 million                                         .60%

JNL/Putnam International Equity Fund                 $0 to $50 million                                         .90%
                                                     $50 million to $150 million                               .85%
                                                     $150 million to $300 million                              .80%
                                                     $300 million to $500 million                              .75%
                                                     Over $500 million                                         .70%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                        .70%
                                                     $150 million to $300 million                              .65%
                                                     Over $300 million                                         .60%

JNL/Salomon Brothers Balanced Fund                   $0 to $50 million                                         .60%
                                                     $50 million to $100 million                               .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .60%
                                                     $50 million to $100million                                .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     Over $150 million                                         .60%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $300 million                                        .70%
                                                     Over $300 million                                         .65%
JNL/S&P Aggressive Growth Fund I                     $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Conservative Growth Fund I                   $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Aggressive Growth Fund I              $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Growth Fund I                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Moderate Growth Fund I                       $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Very Aggressive Growth Fund I                $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 50 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 75 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 100 Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%